October 18, 1993



G. T. Capital Management, Inc.
50 California Street
27th Floor
San Francisco, CA 94111

RE:  Investment Management and Administration Fee
     Agreement for G.T. Global:  Variable Telecommunications Fund

Ladies and Gentlemen:

G.T. Global Variable Investment Trust (the "Trust") has appointed G.T. Capital Management, Inc. ("G.T. Capital") to act as investment manager and administrator to a new fund organized as a series of the Trust, G.T. Global: Variable Telecommunications Fund (the "Fund"), pursuant to the terms of the Investment Management and Administration Agreement between the Trust and G.T. Capital currently in effect (the "Management Agreement"). For providing services to the Fund pursuant to the Management Agreement, the Fund will pay G.T. Capital investment management and administration fees at the annualized rate of 1.00% of the Fund's average daily net assets. Such fees are to be calculated daily and paid monthly by the Fund.

Please indicate your agreement with the provisions of the foregoing paragraph by executing this letter in the space set forth for such execution below.

Sincerely,

G.T. GLOBAL VARIABLE INVESTMENT TRUST


By: /s/ F. Christian Wignall
    ---------------------------------
    F. Christian Wignall
    Vice President

AGREED AND ACCEPTED:

G.T. CAPITAL MANAGEMENT, INC.


By: /s/ James W. Tufts
    ---------------------------------
    James R. Tufts
    Vice President - Finance

July 5, 1994


G. T. Capital Management, Inc.
50 California Street
27th Floor
San Francisco, CA 94111

     Re:  Investment Management and Administration Fee
          Agreement for G.T. Global: Variable Emerging Markets Fund

Ladies and Gentlemen:

G.T. Variable Investment Trust, Inc. (the "Trust") has appointed G.T. Capital Management, Inc. ("G.T. Capital") to act as investment manager and administrator to a new fund organized as a series of the Trust, G.T. Global: Variable Emerging Markets Fund (the "Fund"), pursuant to the terms of the Investment Management and Administration Agreement between the Trust and G.T. Capital currently in effect ("Management Agreement"). For providing service to the Fund pursuant to the Management Agreement, the Fund will pay G.T. Capital investment management and administration fees at the annualized rate of 1.00% of the Fund's average daily net assets. Such fees are to be calculated daily and paid monthly by the Fund.

Please indicate your agreement with the provisions of the foregoing paragraph by executing this letter in the space set forth for such execution below.

Sincerely,

G.T. GLOBAL VARIABLE INVESTMENT TRUST

By: /s/ F. Christian Wignall
    ---------------------------------
    F. Christian Wignall
    Vice President


AGREED AND ACCEPTED:

G.T. CAPITAL MANAGEMENT, INC.


By: /s/  James R. Tufts
    -------------------------
    James R. Tufts
    Vice President - Finance

January 31, 1995



G. T. Capital Management, Inc.
50 California Street
27th Floor
San Francisco, CA 94111

     Re:  Investment Management and Administration Fee
          Agreement for G.T. Global: Variable Infrastructure Fund

Ladies and Gentlemen:

G.T. Global Variable Investment Trust ("the Trust") has appointed G.T. Capital Management, Inc. ("G.T. Capital") to act as investment manager and administrator to a new fund organized as a series of the Trust, G.T. Global: Variable Infrastructure Fund (the "Fund"), pursuant to the terms of the Investment Management and Administration Agreement between the Trust and G.T. Capital currently in effect ("Management Agreement"). For providing service to the Fund pursuant to the Management Agreement, the Fund will pay G.T. Capital investment management and administration fees at the annualized rate of 1.00% of the Fund's average daily net assets. Such fees are to be calculated daily and paid monthly by the Fund.

Please indicate your agreement with the provisions of the foregoing paragraph by executing this letter in the space set forth for such execution below.

Sincerely,

G.T. GLOBAL VARIABLE INVESTMENT TRUST


By: /s/ F. Christian Wignall
    ---------------------------------
    F. Christian Wignall
    Vice President


AGREED AND ACCEPTED:

G.T. CAPITAL MANAGEMENT, INC.


By: /s/  James R. Tufts
    -------------------------
    James R. Tufts
    Vice President - Finance

January 31, 1995



G. T. Capital Management, Inc.
50 California Street
27th Floor
San Francisco, CA 94111

     Re:  Investment Management and Administration Fee
          Agreement for G.T. Global: Natural Resources Fund

Ladies and Gentlemen:

G.T. Global Variable Investment Trust ("the Trust") has appointed G.T. Capital Management, Inc. ("G.T. Capital") to act as investment manager and administrator to a new fund organized as a series of the Trust, G.T. Global: Variable Natural Resources Fund (the "Fund"), pursuant to the terms of the Investment Management and Administration Agreement between the Trust and G.T. Capital currently in effect ("Management Agreement"). For providing service to the Fund pursuant to the Management Agreement, the Fund will pay G.T. Capital investment management and administration fees at the annualized rate of 1.00% of the Fund's average daily net assets. Such fees are to be calculated daily and paid monthly by the Fund.

Please indicate your agreement with the provisions of the foregoing paragraph by executing this letter in the space set forth for such execution below.

Sincerely,

G.T. GLOBAL VARIABLE INVESTMENT TRUST


By: /s/ F. Christian Wignall
    ---------------------------------
    F. Christian Wignall
    Vice President


AGREED AND ACCEPTED:

G.T. CAPITAL MANAGEMENT, INC.


By: /s/  James R. Tufts
    -------------------------
    James R. Tufts
    Vice President - Finance